Schedule 2.12
                                List of Contracts

                                LIST OF CONTRACTS

TELEPHONE SERVICES CONTRACTS

Parties:                 AT&T Communications of Illinois, Inc. and
                         El Paso Telephone Company
Date:                    May 25, 1984
Term:                    Automatic renewal until terminated by 6 months notice
Consents and Approvals:  No assignment without prior written consent, but no change of control provision. Therefore, not applicable.
Nature of Agreement: Provision of telecommunication facilities and services

Parties:                 AT&T Communications of Illinois, Inc.
                         Amendment #4 to Revised Article 8-1
Date:                    July 1, 1990
Term:                    None
Consents and Approvals:  N/A
Nature of Agreement: Customer billing and related billing information

Parties:                 AT&T Communications of Illinois, Inc.
                         Amendment #3 to Revised Article 8-1
Date:                    January 1, 1990
Term:                    None
Consents and Approvals:  N/A
Nature of Agreement: Customer billing

Parties:                 AT&T Communications of Illinois, Inc.
                         Amendment #2 to Revised Article 8-1
Date:                    July 1, 1988
Term:                    None
Consents and Approvals:  N/A
Nature of Agreement: Customer billing

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Parties:                 AT&T Communications of Illinois, Inc.
                         Amendment #1 to Revised Article 8-1
Date:                    January 1, 1988
Term:                    None
Consents and Approvals:  N/A
Nature of Agreement: Customer billing

Parties:                 AT&T Communications of Illinois, Inc.
                         and El Paso Telephone Company
Date:                    (Undated)
Term:                    None
Consents and Approvals:  N/A
Nature of Agreement: Customer billing and collections

Parties:                 AT&T Communications of Illinois, Inc.
                         and El Paso Telephone Company Article 20-2
Date:                    May 1, 1989
Term:                    Contract in effect until terminated by either party
                         upon 90 days notice
Consents and Approvals:  Subject to provisions of Article 1
Nature of Agreement: Sales, leads, marketing services

Parties:                 AT&T Communications of Illinois, Inc. and El Paso
                         Telephone Company Article 20-2 (new offer service)
                         Letter Agreement
Date:                    January 13, 1992
Term:                    That which is in force under Article 20-2
Consents and Approvals:  Subject to provisions of Article 1
Nature of Agreement: 800 starter line service

Parties:                 AT&T Communications of Illinois, Inc.
                         and El Paso Telephone Company Article 31 Amendment #4
Date:                    November 10, 1993
Term:                    Not chosen
Consents and Approvals:  N/A
Nature of Agreement: Invoicing of settlements


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

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

 (No such contract was signed, AT&T Article 31 was terminated in December, 1997)

Parties:                 AT&T Communications of Illinois, Inc.
                         and El Paso Telephone Company Article 31 Amendment #4A
Date:                    Unsigned copy quarterly option
Term:                    Not chosen
Consents and Approvals:  N/A
Nature of Agreement: Mutual honoring of credit card calling card account numbers
                         (No such contract was signed, AT&T Article 31 was terminated in December, 1997)

Parties:                 AT&T Communications of Illinois, Inc.
                         and El Paso Telephone Company Article 31 Amendment #4B
Date:                    Semi Annual option unsigned
Term:                    None
Consents and Approvals:  N/A
Nature of Agreement: Mutual honoring of credit card calling card account numbers
                         (No such contract was signed, AT&T Article 31 was terminated in December, 1997)

Parties:                 AT&T Communications of Illinois, Inc.
                         and El Paso Telephone Company Article 31 Amendment #4C
Date:                    Annual option unsigned
Term:                    None
Consents and Approvals:  N/A
Nature of Agreement: Mutual honoring of credit card calling card account numbers
                         (No such contract was signed, AT&T Article 31 was terminated in December, 1997)

Parties:                 AT&T Communications of Illinois, Inc.
                         and El Paso Telephone Company Article 31 Original
Date:                    July 1, 1990
Term:                    Contract until terminated pursuant to its terms
Consents and Approvals:  N/A
Nature of Agreement: Mutual honoring of credit cards and calling card account numbers

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Parties:                 AT&T Communications of Illinois, Inc. and El Paso
                         Telephone Company Revised Article 31 Attachment B
Date:                    July 1, 1990
Term:                    Contract until terminated pursuant to its terms
Consents and Approvals:  All goes to Article 8
Nature of Agreement: Mutual honoring of credit cards and calling card account numbers

Parties:                 AT&T Communications of Illinois, Inc. and El Paso
                         Telephone Company Revised Article 31 Amendment 1
Date:                    July 1, 1990
Term:                    Contract until terminated pursuant to its terms
Consents and Approvals:  N/A
Nature of Agreement: Mutual honoring of credit cards and calling card account numbers

Parties:                 AT&T Communications of Illinois, Inc. and El Paso
                         Telephone Company Revised Article 31 Attachment A-2
Date:                    July 1, 1990
Term:                    Contract until terminated pursuant to its terms
Consents and Approvals:  None
Nature of Agreement: Settlement provisions for messaging

Parties:                 AT&T Communications of Illinois, Inc. and El Paso
                         Telephone Company Revised Article 31 Attachment C
Date:                    July 1, 1990
Term:                    Contract until terminated pursuant to its terms
Consents and Approvals:  None
Nature of Agreement: Operator system and database performance

Parties:                 AT&T Communications of Illinois, Inc. and El Paso
                         Telephone Company Revised Article 31 Amendment 2
Date:                    May 1, 1991
Term:                    Contract until terminated pursuant to its terms
Consents and Approvals:  None
Nature of Agreement: Mutual honoring of credit cards

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Parties:                 AT&T Communications of Illinois, Inc.
                         and El Paso Telephone Company Article 33
Date:                    June 25, 1991
Term:                    90 days notice
Consents and Approvals:  As per Article 8-1
Nature of Agreement: Marketing cards

Parties:                 AT&T Communications of Illinois, Inc.
                         and El Paso Telephone Company Non-Disclosure Agreement
Date:                    August 1, 1989
Term:                    3 years
Consents and Approvals:  N/A
Nature of Agreement: For 891 AT&T calling card

Parties:                 AT&T Communications of Illinois, Inc.
                         and El Paso Telephone Company Settlement Agreement
Date:                    May 18, 1990
Term:                    None
Consents and Approvals:  N/A
Nature of Agreement: Settlement of AT&T claim for damages ($17,772)

Parties:                 AT&T Communications of Illinois, Inc.
                         and El Paso Telephone Company
                         Article 8-2
Date:                    (Undated)
Term:                    None
Consents and Approvals:  Notice required
Nature of Agreement: Customer billing and related billing information

Parties:                 GTE North, Inc. and El Paso Telephone Company
Date:                    December 18, 1997
Term:                    36 month term auto renewal on 60 day notice
Consents and Approvals:  No required consent
Nature of Agreement: Network service agreement, digital channel service


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

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Parties:                 GTE North, Inc. and El Paso Telephone Company
Date:                    May 21, 1996
Term:                    Contract in effect unless term on conditions of
                         termination
Consents and Approvals:  Not assignable without consent
Nature of Agreement: 800 database carrier selection Service Agreement

Parties:                 GTE North, Inc. and El Paso Telephone Company
Date:                    May 21, 1996
Term:                    Contract in effect unless terminated in accordance with
                         provisions of term
Consents and Approvals:  Not assignable without consent
Nature of Agreement: SS7 contract

Parties:                 GTE North, Inc. and El Paso Telephone Company
Date:                    September 1, 1988
Term:                    Continued until terminated in account with terms
Consents and Approvals:  None
Nature of Agreement: Directory assistance

Parties:                 GTE North, Inc. and El Paso Telephone Company
Date:                    February 6, 1996
Term:                    Cancel on 60 days notice
Consents and Approvals:  N/A
Nature of Agreement: Release by El Paso Telephone Company to GTE authorizing
                         Illinois Bell to provide data for provision of directory assistance service

Parties:                 GTE North, Inc. and El Paso Telephone Company
Date:                    June 10, 1982
Term:                    Auto renewal - 1 year term on 60 days written notice
Consents and Approvals:  N/A
Nature of Agreement: Operator office agreement

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Parties:                 GTE North, Inc. and El Paso Telephone Company
Date:                    October 9, 1991
Term:                    Continued unless term in accordance with termination
                         guidelines
Consents and Approvals:  Not assignable without consent
Nature of Agreement: Repair answering service

Parties:                 GTE North, Inc. and El Paso Telephone Company
Date:                    January 6, 1993
Term:                    Continued until terminated in accordance with terms
Consents and Approvals:  None
Nature of Agreement: Directory assistance compensation

Parties:                 GTE North, Inc. and El Paso Telephone Company
Date:                    January 1, 1986
Term:                    60 days notice to terminate
Consents and Approvals:  None
Nature of Agreement: Revenue distribution for terminating Feature Group A access

Parties:                 ANPI and El Paso Long Distance Company (fix Ravenswood
                         glitch)
Date:                    March 4, 1996
Term:                    3 years term pursuant to provisions
Consents and Approvals:  Required for assignment
Nature of Agreement: Purchase of toll service for resale

Parties:                 ANPI and El Paso Long Distance Company (fix Ravenswood
                         glitch)
Date:                    March 4, 1996
Term:                    Same as underlying contract
Consents and Approvals:  N/A
Nature of Agreement: Schedule 1.3 to original volume commitment and discounts

Parties:                 ANPI and El Paso Long Distance Company (fix Ravenswood
                         glitch)
Date:                    March 4, 1996
Term:                    Same as underlying perpetual contract
Consents and Approvals:  Required for assignment

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Nature of Agreement: Stock Purchase Agreement

Parties:                 CR and El Paso Telephone Company (oral contract with
                         Connecting Point, successor of CR's former internet
                         business)
Date:                    July 15, 1996
Term:                    1 year term on 90 days written notice
Consents and Approvals:
Nature of Agreement: Provides telephone service for Internet connection -
                         utilization of El Paso Telephone Company concentrator

Parties:                 Netex and El Paso Telephone Company
Date:                    (No written contract - just call when needed)
Term:                    None
Consents and Approvals:  N/A
Nature of Agreement: Consulting contract for computers and Internet problems

Parties:                 DP Consultants and El Paso Telephone Company
Date:                    (No written contract - just call when needed)
Term:                    None
Consents and Approvals:  N/A
Nature of Agreement: Fee for service consultants for computer and Internet problems

VENDOR CONTRACT

Parties:                 Siemens Stromberg Carlson and El Paso Telephone Company
Date:                    January 10, 1996
Term:                    NA - Purchase Order
Consents and Approvals:  Not assignable without consent - related software license agreement
Nature of Agreement: Switching products - upgrades

Parties:                 Siemens Stromberg Carlson and El Paso Telephone Company
Date:                    January 9, 1995
Term:                    NA - Purchase Order
Consents and Approvals:  Not assignable without consent - related software license agreement
Nature of Agreement: Voice mail, Class I and II upgrades

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Parties:                 Sun Microsystems and El Paso Telephone Company
Date:                    October 7, 1996 - December 7, 1997
Term:                    Purchase Order #04714 renewal - 1 year (continued from
                         above)
Consents and Approvals:  N/A
Nature of Agreement: System maintenance contract

Parties:                 Sun Microsystems and El Paso Telephone Company
Date:                    February 18, 1998
Term:                    1 year
Consents and Approvals:  N/A
Nature of Agreement: Maintenance of hardware/software

Parties:                 IBM and El Paso Telephone Company Five year and AS400
Date:                    December 30, 1994
Term:                    Run December 30, 1999 - 60 months, 5 year, 30 days
                         written notice
Consents and Approvals:  N/A
Nature of Agreement: Maintenance Agreement for 9404F20 extended maintenance option

Parties:                 Multiprocess, Inc. and El Paso Telephone Company
Date:                    September 3, 1997
Term:                    Continued 12 months auto renewal 60 days notice to
                         cancel
Consents and Approvals:  None
Nature of Agreement: Maintenance Agreement hardware/software dataview system

Parties:                 Curtiss and El Paso Telephone Company
Date:                    None (no written contract)
Term:                    None
Consents and Approvals:  N/A
Nature of Agreement: Provides paper products for billing and correspondence

Parties:                 CDS Office Technologies and El Paso Telephone Company

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Date:                    April, 1998
Consents and Approvals:  N/A
Nature of Agreement: Maintenance of UF-770 fax machine

SERVICE CONTRACTS

Parties:                 Elan and El Paso Telephone Company
Date:                    July 1, 1994
Term:                    Renew yearly for fee
Consents and Approvals:  No assignment without consent
Nature of Agreement: Employee credit card for purchases

Parties:                 Elan and El Paso Telephone Company
Date:                    July 1, 1994
Term:                    Continued 30 days written notice to term
Consents and Approvals:  No assignment without consent
Nature of Agreement: Provide credit card service to telephone customers, collection service

Parties:                 Ameritech and El Paso Telephone Company
Date:                    October 3, 1994
Term:                    Continued until terminated
Consents and Approvals:  Not assignable without consent
Nature of Agreement: Maintenance of batteries

Parties:                 Commsoft, Inc. and El Paso Telephone Company
Date:                    October 10, 1996
Term:                    Continued until terminated
Consents and Approvals:  Not assignable without consent
Nature of Agreement: Maintenance and upgrade of AS400 software for Model D-35

Parties:                 Commsoft, Inc. and El Paso Telephone Company
Date:                    December 2, 1993
Term:                    Continued until terminated
Consents and Approvals:  Not assignable without consent

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Nature of Agreement: Software license agreement addendum I and Addendum II -
                         CABS

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Parties:                 Commsoft, Inc. and El Paso Telephone Company
Date:                    December 21, 1995
Term:                    Continued until terminated
Consents and Approvals:  Not assignable without consent
Nature of Agreement: Internet billing system

Parties:                 Commsoft, Inc. and El Paso Telephone Company
Date:                    September 1, 1994
Term:                    Continued until terminated
Consents and Approvals:  Not assignable without consent
Nature of Agreement: Maintenance agreement for software

Parties:                 Aramark and El Paso Telephone Company
Date:                    May 1, 1997
Term:                    Continued until terminated
Consents and Approvals:  None
Nature of Agreement: Provision of uniform for service men

Parties:                 Pitney Bowes Credit Corp. and El Paso Telephone Company
Date:                    December 29, 1997
Term:                    2 years
Consents and Approvals:  Not assignable without consent
Nature of Agreement: Lease and maintenance of postage meter

Parties:                 mc(2) and El Paso Telephone Company
Date:                    February, 1998
Term:                    12 month, 30 days written notice
Consents and Approvals:  N/A
Nature of Agreement: Service contract with gas company for discounted rates

Parties:                 Advanced Matix Technology, Inc. and El Paso Telephone
                         Company
Date:                    June 8, 1998
Effective                June 8, 1998
Term:                    12 months (or additional 180,000 pages)

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Purpose:                 Computer printer maintenance agreement

Parties:                 Cisco Systems Inc. and El Paso Telephone Company
Date:                    June 4, 1998
Term:                    Purchase Order
Purpose:                 Router maintenance agreement (internet equipment)

Parties:                 Network MCI, Inc. and El Paso Telephone Company
Date:                    July 28, 1998
Term:                    I year
Purpose:                 Access to MCI T1 long distance facilities (internet
                         related)

Parties:                 VeriSign, Inc. and El Paso Telephone Company
Term:                    1 year - undated and unsigned
Purpose:                 Secure Sewer Certificate Agreement (internet related)

EMPLOYEE AND INDEPENDENT CONTRACTORS CONTRACTS

Parties:                 SEPP (Pension plan)
Date:                    June, 1997
Nature of Agreement: Pension plan - deposits in individual IRAS
Trustee:                 Heartland Bank

Employee and Independent Contractors as set forth in Schedule 2.10(a).

Employee Policy Handbook as more particularly described in Schedule 2.10(a). (To the extent it could be found to be a contract.)

Employee Group Health Insurance and other employee insurance policies as more particularly described in Schedule 2.24.

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

LOAN AGREEMENTS

Parties:                 Rural Telephone Bank (lender) and El Paso Telephone
                         Company (debtor)
Term:                    35 year
Interest:                8%
Principal Amount:        $1,906,800
Documents:               Telephone Loan Contract dated September 28,
                         1979 Mortgage Note dated February 12, 1980 for $493,000 Mortgage Note dated February
                         12, 1980 for $1,413,800 Mortgage and
                         Security Agreement dated February 12, 1980

LOANS TO AFFILIATES

Parties:                 Ravenswood Communications, Inc. and Carla J. Brownlee
Term:                    Demand Note
Interest Rate:           6.65 %
Principal Amount:        $500,000.00
Purpose:                 Payment of settlement agreement of Frey litigation

Parties:                 El Paso Telephone Company (lender) and Gemcell (debtor)
Amount:                  $228,092.49
Purpose:                 Capital contributions to cellular partnerships and
                         income taxes on unrealized partnership profits. No written agreement, book entries only.

Investment in Affiliates and Guarantees as set forth in Schedule 2.4.

SERVICE AGREEMENTS

Parties:                 Times Newspapers and El Paso Telephone Company
Date:                    March 2, 1998
Term:                    1 year
Consents and Approvals:  None

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Nature of Agreement:     ROP advertising "C" contract for 125-299 inches column
                         per year.

Parties:                 Consolidated Communications Directories, Inc. and El
                         Paso Telephone Company
Date:                    Addendum June 5, 1997, Original March 24, 1997
Term:                    5 years with addendum stating new owner may cancel
                         contract by written notice - 60 days.
Consents and Approvals:  None noted.
Nature of Agreement: Telephone Directory Publishing Agreement.

Parties:                 EPLDC and El Paso Telephone Company
Date:                    December 30, 1996
Term:                    60 day written termination
Consents and Approvals:  No assignment without written consent.
Nature of Agreement: Facilities & Personnel Sharing Agreement

Parties:                 Praxair and  El Paso Telephone Company
Nature of Agreement: Cylinder rental for compressed air.

Parties:                 UPS and El Paso Telephone Company
Nature of Agreement: Daily pickup and delivery of packages

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

CELLULAR SALES CONTRACTS

Parties:                 360(degree) Communications Co. and  Gemcell, Inc.
Date:                    December 16, 1997
Term:                    1 year - automatic renewal at 1 year
Consents and Approvals:
Nature of Agreement: Dealer of cellular service agreement to resell cellular service

Parties:                 Illinois Valley Cellular RSA2 Partnership and Gemcell,
                         Inc.
Date:                    November 6, 1996
Term:                    1 year
Nature of Agreement: Cellular service agreement to resell cellular service

MISCELLANEOUS CONTRACTS

Parties:                 City of El Paso and El Paso Telephone Company
Date:                    March 4, 1996
Term:                    10 years
Consents and Approvals:  None noted
Nature of Agreement: City Franchise Agreement

Parties:                 USA Today and El Paso Telephone Company
Date:                    March 4, 1998
Term:                    Yearly renewal
Consents and Approvals:  None
Nature of Agreement: 52-week subscription

Parties:                 El Paso Journal and El Paso Telephone Company
Date:                    (Start date unknown - long ago)
Term:                    Yearly renewal
Consents and Approvals:  None
Nature of Agreement: Newspaper subscription

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

Parties:                 American Express Co. and El Paso Telephone Company
Date:                    1992
Term:                    Yearly renewal for fee
Consents and Approvals:  Not assignable
Nature of Agreement: Credit card membership

Parties:                 Caseys General Stores, Inc. and El Paso Telephone
                         Company
Date:                    1993
Term:                    Yearly renewal
Consents and Approvals:  Not assignable without consent
Nature of Agreement: Credit card membership

Parties:                 F.S. (Farm Service) and El Paso Telephone Company
Date:                    (Start date unknown - long ago)
Term:                    Perpetual
Consents and Approvals:  Not assignable without consent
Nature of Agreement: Credit card membership

Parties:                 Penn Landscaping  and El Paso Telephone Company
Date:                    May 21, 1998
Nature of Agreement: Landscaping - approximately $2400. (One time occurrence)

Parties:                 City of El Paso and El Paso Telephone Company
Date:                    May 22, 1998
Nature of Agreement: Paving parkway for parking - approximately $1200. (One time occurrence)

                                  Schedule 2.12
                                List of Contracts
                                   (Continued)

VERBAL OR ORGANIZATIONAL CONTRACTS

El Paso Telephone Company belongs to the following organizations:

      OPASTCO
      NTCA
      USTA
      ISECA
      U.S. Chambers
      NECA
      ITA
      IITA
      El Paso Chamber of Commerce
      ITAC


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